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                                                                   EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (file no. 333-32435) of Image Guided Technologies, Inc. of our report dated April 3, 1998 appearing on page 14 of this Annual Report on Form 10-KSB.


/s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP
Boulder, Colorado
April 13, 1998